UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 10, 2023

RENEWABLE INNOVATIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55875	82-3254264
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

588 West 400 South, Suite 110 Lindon, UT 84042 (Address of principal executive offices) (zip code)

(801) 406-6740

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 2 – Financial Information

Item 2.02	Results of Operations and Financial Condition.

The information set forth under Item 4.02 is incorporated into this Item 2.02 by reference.

Section 4 – Matters Related to Accountants and Financial Statements

In preparation of the second quarter 2023 financial statements, management recognized potential errors in prior-period accounting. After reviewing the accounting records, management determined that an error occurred in the reported first quarter 2023 financial records.

The error is that certain warrants issued by Nestbuilder prior to the reverse merger with Renewable Innovations, and that vested upon the reverse merger, were not expensed in the first quarter of 2023. Management has been assessing their internal controls and working to improve the design and implementation of those internal controls in an effort to prevent such misstatements from occurring in the future.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On June 13, 2023, we filed a Quarterly Report on Form 10-Q, including the unaudited Balance Sheets of Renewable Innovations, Inc. as of February 28, 2023 and November 30, 2022, and the related Statements of Operations, Statements of Stockholders’ Equity (Deficit), and Statements of Cash Flows for the three months then ended, as well as Notes to the Financial Statements. We also included in Item 15(c) thereto the Management’s Discussion and Analysis of Financial Condition and Results of Operations for Renewable Innovations, Inc. for the three months ended February 28, 2023 and 2022 (the “Renewable Innovations MD&A”).

On November 2, 2023, our Board of Directors concluded that the Renewable Innovations Financial Statements for the three months ended February 28, 2023 should no longer be relied upon due to errors, as described above. We intend to file a First Amended Form 10-Q/A, including restated Renewable Innovations, Inc. Financial Statements and an updated Renewable Innovations MD&A as soon as reasonably practicable. The Board of Directors has discussed this approach and the matters disclosed in this Form 8-K with our auditors.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Renewable Innovations, Inc.

Dated: November 13, 2023
/s/ Robert L. Mount
	By:	Robert L. Mount
	Its:	Chief Executive Officer

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